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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934




Date of Report (Date of earliest event reported):    August 7, 1998
                                                   -------------------

                        Sanchez Computer Associates, Inc.
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


      Pennsylvania                  0-21705            23-2161560
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    (State or Other              (Commission          (IRS Employer
     Jurisdiction of             File Number)        Identification No.)
     Incorporation)


         40 Valley Stream Parkway, Malvern, Pa.                19355
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        (Address or Principal Executive Offices)            (Zip Code)


Registrant's telephone number, including area code:  (610) 296-8877
                                                    -----------------




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Item 4.        Change in Registrant's Certifying Accountant


               On August 13, 1998, Sanchez Computer Associates, Inc. (the "Company") filed a Form 8-K announcing that as a result of the merger of Coopers & Lybrand L.L.P., the registrant's auditors, and Price Waterhouse LLP ("PW"), and the existence of a business consulting relationship with PW which was expected to impair its auditor independence, PricewaterhouseCoopers LLP ("PwC") was dismissed as auditors of the registrant. On November 10, 1998, the Company engaged Arthur Andersen LLP as the Company's independent public accountants. The decision to engage Arthur Andersen LLP was recommended to and approved by the Audit Committee of the Company's Board of Directors.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:    November 17, 1998                 SANCHEZ COMPUTER ASSOCIATES, INC.




                                By: /s/Joseph F. Waterman
                                   -----------------------
                                   Joseph F. Waterman,
                                   Senior Vice President
                                   and Chief Financial Officer